AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement ("Amendment"), having an effective date of May 5, 2014 ("Amendment Effective Date"), is made and entered by and between The Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 ("OSIF") and Microlin Bio, Inc, a New York corporation located at 302A W. 12th Street, Suite 114, New York, NY 10014 ("Licensee").

BACKGROUND

Ohio State and Licensee entered into a License Agreement dated September 6, 2013 ("License Agreement") with respect to Ohio State # A2013-2080;

Ohio State and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2. Delete "Exhibit C Patent Applications" in its entirety and replace with "Exhibit C-1 Licensed Patent Applications (LUNG)"

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

4. Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	MICROLIN BIO, INC
By: /s/ Timothy R. Wright	By: /s/ Joseph Hernandez
Name: Timothy R. Wright	Name: Joseph Hernandez
Title: President	Title: CEO & President
Date: May 5, 2014	Date: May 5, 2014

EXHIBIT C-1
LICENSED PATENT APPLICATIONS (LUNG)

2006-008	MicroRNA-Based Methods and Compositions for the Diagnosis, Prognosis and Treatment of Lung Cancer		Croce, Carlo; Nozomu Yanaihara; Harris, Curtis		OSURF; US Dept. of Health and Human Svcs
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame No.**
2006-008	**US**	**60/756,400**	**Expired**	**Provisional priority**	
2006-008	AU	2007205234* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-008	AU	2012238336	Pending	DIV	
2006-008	CA	2633674	Pending	PCT	
2006-008	CN	ZL200780006750.8* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-008	CN	201210312507.1	Allowed	DIV	
2006-008	EP	20017717734.3 (EP1978986)	Inactive; Issued	PCT	
2006-008	CH (Switzerland)	EP1978986	Issued	EPC	
2006-008	DE (Germany)	602007032112.3 (EP1978986)	Issued	EPC	
2006-008	ES (Spain)	EP1978986	Issued	EPC	
2006-008	GB (United Kingdom)	EP1978986	Issued	EPC	
2006-008	FR (France)	EP1978986	Issued	EPC	
2006-008	IT (Italy)	EP1978986	Issued	EPC	
2006-008	EP	~~2012165478~~; 2012165734.0	Published	DIV	
2006-008	EP	2012165740.7	Published	DIV	
2006-008	EP	2012165748.0	Published	DIV	
2006-008	JP	2008-549549 (JP5451077)	Issued	PCT	
2006-008	JP	~~59-3172050~~; 2011-552098	Abandoned	DIV	
2006-008	PCT	PCT/US2007/000103	Inactive	ORD	
2006-008	US	12/160,034 (USP 7,943,318)	Issued	ORD	7/3/08@021195/0214 to DHHS; 7/3/08@021195/0122 to OSU; and 3/30/09@022469/0307

					to OSURF
2006-008	US	13/075,820 (USP 8,361,710)	Issued	DIV	12/6/12@029422/0354 to DHHS; 12/6/12@029422/0348 to OSU; 12/6/12@029422/0359 to OSURF; confirmatory license to NIH recorded 5/10/11@026249/0641
2006-008	US	13/075,828 (USP 8,377,637)	Issued	DIV	12/6/12@029422/0383 to DHHS; 12/6/12@029422/0368 to OSU; 12/6/12@029422/0394 to OSURF

Tech ID	App. Title	Inventors	Assignee
2006-009	Compositions and Methods for the Diagnosis and Therapy of BCL2-Associated Cancers	Calin, George; Croce, Carlo	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-009	**US**	**60/716,134**	**Expired**	**Provisional priority**	
2006-009	AU	2006291165* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CA	2621441	Allowed	PCT	
2006-009	CA	not yet received	Pending	DIV	
2006-009	CN	ZL200680039776.8* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CN	201210380806.9	Published	DIV	
2006-009	EP	2006814375.9	Allowed	PCT	
2006-009	JP	2008-531200	Abandoned	PCT	
2006-009	JP	2013-081761	Published	DIV	
2006-009	PCT	PCT/US2006/035100	Inactive	ORD	
2006-009	US	11/991,773 (USP 8,481,505)	Issued	ORD	5/12/08@020933/0864 to OSU; 3/30/09@022469/0357 to OSURF
2006-009	US	13/918,087	Published	DIV	6/14/13@030617/0969 to OSU;

					6/14/13@030617/0975 to OSURF

Tech ID	App. Title	Inventors	Assignee
2006-138	MicroRNA-Based Methods and Compositions for the Diagnosis and Treatment of Solid Cancers	Calin, George; Croce, Carlo; Violina Stefano	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-138	**US**	**60/756,585**	**Expired**	**Provisional priority**	
2006-138	AU	2007205234* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-138	AU	2007205163* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	DIV	
2006-138	AU	2013245505	Pending	DIV	
2006-138	CA	2633754* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-138	CA	2811486	Pending	DIV	
2006-138	CN	200780005821.2 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-138	CN	201310493368.1	Published	DIV	
2006-138	EP	2007717903.4	Pending	PCT	
2006-138	EP	2012154298.9	Published	DIV	
2006-138	EP	2012154246.8	Pending	DIV	
2006-138	EP	2012154345.8 (EP2468890)	Issued	DIV	
2006-138	EP	2012154351.6	Pending	DIV	
2006-138	EP	2012154300.3	Published	DIV	
2006-138	EP	2012154307.8 (EP2479286)	Inactive; Issued	DIV	
2006-138	CH (Switzerland)	EP2479286	Issued	EPC	
2006-138	DE (Germany)	EP2479286	Issued	EPC	
2006-138	ES (Spain)	EP2479286	Issued	EPC	
2006-138	GB (United Kingdom)	EP2479286	Issued	EPC	
2006-138	FR (France)	EP2479286	Issued	EPC	
2006-138	IT (Italy)	EP2479286	Issued	EPC	
2006-138	EP	12154301.1	Published	DIV	

2006-138	HK	2009108431.1	Pending	REP	
2006-138	JP	2008-549555 (JP5395439)	Issued	PCT	
2006-138	JP	2012-183280	Published	DIV	
2006-138	JP	2013-216256	Pending	DIV	
2006-138	PCT	PCT/US2007/00159	Inactive	ORD	
2006-138	US	12/160,061 (USP 8,148,069)	Issued	ORD	7/3/08@021195/0765 to OSU; 3/30/09@022469/0413 to OSURF
2006-138	US	13/405,517	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/405,533	Published	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13,/405,543	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/406,618 (USP 8,580,500)	Issued	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/407,894	Published	DIV	3/7/12@027819/0315 to OSU
2006-138	US	14/032,855	Published	DIV	Application was just filed; awaiting signed Assignment back from Dr. Croce

Tech ID	App. Title	Inventors	Assignee
2007-028	Ultraconserved regions encoding ncRNAs are altered in human leukemias and carcinomas	Carlo Croce	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-028	**US**	**60/963,329**	**Expired**	**Provisional priority**	
2007-028	AU	2008283997	Allowed	PCT	
2007-028	CA	2695514	Pending	PCT	
2007-028	CN	200880108689.2	Allowed	PCT	
2007-028	CN	201410065368.6	Pending	DIV	
2007-028	EP	8782609.5	Pending	PCT	
2007-028	EP	13175161.2	Pending	DIV	
2007-028	EP	13175167.9	Pending	DIV	
2007-028	EP	13175160.4	Published	DIV	
2007-028	JP	2010-519269	Pending	PCT	
2007-028	PCT	PCT/US2008/072081	Inactive	ORD	

2007-028	US	13/910,410	Published	DIV	6/27/13@030703/0739 to OSURF
2007-028	US	12/672,014 (USP8,465,918)	Issued	PCT	2/22/10@023971/0565 to OSURF

Tech ID	App. Title	Inventors	Assignee
2007-030	Methods for Identifying Fragile Histidine Triad (FHIT) Interaction and Uses Thereof	Croce, Carlo	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-030	**US**	**61/000,480**	**Expired**	**Provisional priority**	
2007-030	AU	2008316577	Pending	PCT	
2007-030	CA	2703707	Pending	PCT	
2007-030	CN	200880119206.9 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2007-030	EP	2008841700.1	Published	PCT	
2007-030	JP	2010-531311	Pending	PCT	
2007-030	PCT	PCT/US2008/081294	Inactive	ORD	
2007-030	US	12/739,541	Published	PCT	2/25/11@025866/0871 to OSU; confirmatory license to NIH/DHHS recorded 10/18/10@025149/0570

Tech ID	App. Title	Inventors	Assignee
2007-159	Methods for reverting methylation by targeting methyltransferases	Croce, Carlo; Fabbri Muller	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-159	**US**	**60/962,795**	**Expired**	**Provisional priority**	
2007-159	AU	2008282318	Pending	PCT	
2007-159	CA	2695184	Pending	PCT	
2007-159	CN	ZL200880108625.2* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2007-159	EP	2008796821.0	Pending	PCT	
2007-159	JP	2010-520144	Abandoned	PCT	
2007-159	PCT	PCT/US2008/071532	Inactive	ORD	

2007-159	US	12/671,580 (USP 8,367,632)	Issued	ORD	5/4/10@024328/0873 to OSURF with a corrective assignment on 5/7/10@024353/0793
2007-159	US	13/740,345	Published	DIV	7/5/13@030742/0162 to OSURF

Tech ID	App. Title	Inventors	Assignee
2010-079	Materials and methods useful for affecting tumor cell growth, migration and invasion	Croce, Carlo	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2010-079	**US**	**61/263,655**	**Expired**	**Provisional priority**	
2010-079	AU	2010321555	Pending	PCT	
2010-079	CA	2781547	Pending	PCT	
2010-079	CN	201080059339.9	Published	PCT	
2010-079	EP	2010832355.1	Published	PCT	
2010-079	JP	2012-541156	Published	PCT	
2010-079	PCT	PCT/US2010/057758	Inactive	ORD	
2010-079	US	13/511,474	Published	PCT	6/8/12@028346/0357 to OSU

Tech ID	App. Title	Inventors	Assignee
2010-126	Materials and Methods Related to Modulation of Mismatch Repair and Genomic Stability by miR-155	Croce, Carlo; Valeria, Nicola	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2010-126	**US**	**61/318,042**	**Expired**	**Provisional priority**	
2010-126	AU	2011232669	Pending	PCT	
2010-126	CA	2794142	Pending	PCT	
2010-126	CN	201180022637.5	Published	PCT	
2010-126	EP	2011760035.3	Published	PCT	
2010-126	JP	2013-502642	Published	PCT	
2010-126	PCT	PCT/US2011/029348	Inactive	ORD	
2010-126	US	13/637,490	Published	PCT	12/4/12@029403/0877 to OSU

Tech ID	App. Title	Inventors	Assignee
2011-137	Mutator Activity Induced by microRNA-155 (miR-155) Links Inflammation and Cancer	Croce, Carlo	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2011-137	**US**	**61/449,854**	**Expired**	**Provisional priority**	
2011-137	AU	2012225506	Pending	PCT	
2011-137	CA	2828772	Pending	PCT	
2011-137	CN	201280018289.9	Pending	PCT	
2011-137	EP	2012755097.8	Published	PCT	
2011-137	JP	2013-557819	Pending	PCT	
2011-137	PCT	PCT/US2012/028016	Inactive	ORD	
2011-137	US	13/414,084 (USP 8,664,192)	Issued	ORD	4/5/12@027998/0613 to OSU; confirmatory license to NIH/DHHS recorded 11/15/12@029244/0395
2011-137	US	14/195,141	Pending	DIV (D1)	Application was just filed; awaiting signed Assignment back from Dr. Croce

Tech ID	App. Title	Inventors	Assignee
2012-066	Methods and Compositions Related to miR-21 and miR-29a, Exosome Inhibition and Cancer Metastsis	Croce, Carlo; Fabbri, Muller	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2012-066	**US**	**61/569,862**	**Expired**	**Provisional priority**	Assignment not yet recorded; will obtain at national phase entry 6/13/14
2012-066	**US**	**61/644,980**	**Expired**	**Provisional priority**	
2012-066	PCT	PCT/US2012/069484	Published	ORD	

Tech ID	App. Title	Inventors	Assignee
2012-111	miRNAs Useful to Reduce Lung Cancer Tumorigenesis and Chemotherapy Resistance and Related Compositions and Methods	Croce, Carlo; Garofalo, Michela	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2012-111	**US**	**61/569,237**	**Expired**	**Provisional priority**	Assignment not yet recorded; will obtain at national phase entry 6/10/14
2012-111	PCT	PCT/US2012/068736	Published	ORD	

Tech ID	App. Title	Inventors	Assignee
2013-072	Use of miR-494 to Modulate TRAIL-induced Apoptosis through Bim Down-Regulation	Croce, Carlo; Romano, Giulia	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2013-072	**US**	**61/704,542**	**Expired**	**Provisional priority**	Assignment not yet recorded; will obtain at national phase entry 03/23/15
2013-072	PCT	PCT/US2013/061157	Published	ORD	